UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 2, 2003

OUTBACK STEAKHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-15935	59-3061413

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2202 North West Shore Boulevard, 5th Floor, Tampa, FL	33607

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(813) 282-1225

Not applicable.

(Former name or former address, if changed since last report)

Item 9.	Regulation FD Disclosure

On July 2, 2003, Outback Steakhouse, Inc., issued a press release reporting comparable store sales and the acquisition of 14 franchisee Outback Steakhouse® restaurants in Alabama and Florida. A copy of the press release is attached to this 8-K as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTBACK STEAKHOUSE, INC.
(Registrant)

Date: July 3, 2003.	By:	/s/ Robert S. Merritt

Robert S. Merritt
Senior Vice President and
Chief Financial Officer

OUTBACK STEAKHOUSE, INC.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 2, 2003.